UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2005 (June 16, 2005)

US Dataworks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Hollister Road, Suite 250
Houston, TX	77040

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 934-3855

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 16, 2005, US Dataworks, Inc. (the “Company”) entered into a Securities Purchase Agreement with an institutional investor (the “Purchase Agreement”) for the sale of a convertible debenture with a principal amount of $770,000 and an original issue discount of $70,000 for gross proceeds of $700,000. The debenture is convertible at anytime at the discretion of the holder at a price per share of $0.572 into 1,346,154 shares of the Company’s common stock. The convertible debenture is to be repaid in 15 monthly installments of $51,333.33 beginning April 15, 2006. In connection with the Purchase Agreement, the Company issued two groups of warrants, Short Term warrants and Long Term warrants, to the institutional investor. The Short Term warrants allow the institutional investor to purchase an aggregate of 407,926 shares of the Company’s common stock with an exercise price of $0.572 per share that may be exercised for a period of 180 days at any time after the later of (i) the Effective Date of the registration statement described below or (ii) December 16, 2005. The Long Term warrants allow the institutional investor to purchase an aggregate of 471,154 shares of the Company’s common stock with an exercise price of $0.572 per share that may be exercised at anytime from December 16, 2005 through December 16, 2008. The Company, pursuant to the Registration Rights Agreement dated June 16, 2005 between the Company and the institutional investor, agreed to file a registration statement for the resale of the shares of Common Stock that may be issued to the institutional investor upon the conversion of the convertible debenture and the exercise of the Short Term warrants and the Long Term warrants.

Exhibit 9.01 Financial Statements and Exhibits.

(c) Exhibits

4.1 Securities Purchase Agreement dated as of June 16, 2005 among US Dataworks, Inc. and the Purchasers identified on the signature pages thereto.

4.2. $770,000 Convertible Debenture dated June 17, 2005 among US Dataworks, Inc and the Holder.

4.3. Short Term Common Stock Purchase Warrant dated June 16, 2005 among US Dataworks, Inc. and the Holder.

4.4. Long Term Common Stock Purchase Warrant dated June 16, 2005 among US Dataworks, Inc. and the Holder.

4.5. Registration Rights Agreement entered into as of June 16, 2005, among US Dataworks, Inc. and the Purchasers identified on the signature pages thereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US DATAWORKS, INC.

/s/ JOHN S. REILAND

John S. Reiland
Chief Financial Officer

Dated: June 21, 2005

Index to Exhibits

4.1 Securities Purchase Agreement dated as of June 16, 2005 among US Dataworks, Inc. and the Purchasers identified on the signature pages thereto.

4.2. $770,000 Convertible Debenture dated June 17, 2005 among US Dataworks, Inc and the Holder.

4.3. Short Term Common Stock Purchase Warrant dated June 16, 2005 among US Dataworks, Inc. and the Holder.

4.4. Long Term Common Stock Purchase Warrant dated June 16, 2005 among US Dataworks, Inc. and the Holder.

4.5. Registration Rights Agreement entered into as of June 16, 2005, among US Dataworks, Inc. and the Purchasers identified on the signature pages thereto.